EXHIBIT 10.I

Cables and Telegrams: MINILANDS            MINISTRY OF LANDS, FORESTRY AND MINES
Telephone: 233-21-687314                              P.O. BOX M. 212
Tel / Fax: 233-21-666801                                  Accra
in case of reply the
number and date of this
letter should be quoted
Our Ref. No DB-47/285/04
                                  [STATE SEAL]
Your Ref No                     REPUBLIC OF GHANA               October 19, 2005

THE MANAGING DIRECTOR
GOOD GROUND (GHANA) LIMITED
P.O. BOX 12396
ACCRA-NORTH

THE MANAGING DIRECTOR
HABER MINING GHANA LIMITED
P.O. BOX 118
ACCRA

Dear Sir,

RE: APPLICATION BY GOOD GROUND (GHANA) LIMITED TO ASSIGN ITS RECONNAISSANCE
---------------------------------------------------------------------------
LICENCE TO HABER MINING GHANA LIMITED
-------------------------------------

I refer to your letter dated 14th September, 2005 In respect of the above subject.


Upon the recommendation of the Minerals Commission and in accordance with
Section 19 of the Minerals and Mining Law, 1986, PNDCL 153 I hereby grant my consent to the assignment of Good Ground (Ghana) Limited (GGL's) interest in the Reconnaissance Licence covering an area of 598.79 km2 situate at Asaman in the Asutifi District of the Brong Ahafo Region and expiring 9 November, 2006 to Haber Mining Ghana Limited (HML).

This consent is, subject to the payment of the appropriate fees to the Commission.


Yours faithfully,



/s/ Dominic Fobih
PROF. DOMINIC K. FOBIH (MP)
MINISTER


cc:    THE CHIEF EXECUTIVE, MINERALS COMMISSION, ACCRA
       THE CHIEF INSPECTOR OF MINES, MINES DEPARTMENT, ACCRA


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                         AGREEMENT FOR THE ASSIGNMENT OF
                             RECONAISSANCE LICENSE



                                     BETWEEN



                            GOOD GROUND GHANA LIMITED



                                       AND



                           HABER MINING GHANA LIMITED



                      Dated the 26th day of September 2005


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                                                                  Execution Copy

THIS AGREEMENT is made this 26th day of September 2005,

BETWEEN

GOOD GROUND GHANA LIMITED a company incorporated under the laws of the Republic of Ghana whose registered address is C/O P.O. Box 12396, Accra-North, Ghana (hereinafter referred to as the "Assignor") of the one part;

AND

HABER MINING GHANA LIMITED a company incorporated under the laws of the Republic of Ghana whose registered office address is Number 1, 4th Circular Close, SSNIT Estates, Cantonments Accra, Ghana (hereinafter referred to as the "Assignee") of the other part.

WHEREAS:

A. The Assignor is a company incorporated under the laws of the Republic of Ghana and is the registered owner of a one-year Reconnaissance License issued by the Government of the Republic of Ghana on the 14th of November 2004 in respect of a parcel of land In the area described in the Schedule to this Agreement and demarcated on the map which forms part of this Agreement;

B. The Assignee is a company incorporated under the laws of the Republic of Ghana;

C. The Assignee has offered to acquire the residue of the term of the Reconnaissance License and Licensed Area from the Assignor;

D. The Assignor has agreed to assign to the Assignee, the sole and exclusive right to acquire the residue of the term of the Reconnaissance License and Licensed Area;

E. The Assignor and the Assignee have agreed to enter into this Agreement to set the terms under which the residue of the term Reconnaissance License and Licensed Area will be assigned.

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THE PARTIES HEREBY AGREE AS FOLLOWS:

1.   Definition and Interpretation

     1.1 In this Agreement unless the context otherwise requires, the following expressions shall have the following meanings:

          "Business Day"                means any day on, which banks are open
                                        for business in the Republic of Ghana;

          "Effective Date"              means the date on which the Parties sign
                                        this Agreement;

          "Licensed Area"               means the area described in the Schedule
                                        to this Agreement and demarcated on the
                                        map which forms part of this Agreement
                                        with respect to which the Government of
                                        Ghana issued the Reconnaissance License;

          "Minerals"                    means gold, diamonds and base metals
                                        covered by The Reconnaissance License;

          "Parties"                     means the Assignor and the Assignee, and
                                        the expression 'Party' shall be
                                        construed to mean any of the Parties;


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          "Reconnaissance License"      means the Assignor's right to
                                        reconnoiter for and prove gold, diamonds and base metals in the Licensed Area.

          "This Agreement"              means this Agreement, as varied from
                                        time to time, pursuant to its terms.

     1.2 The residue of the term of the Reconnaissance License is the period of time from the effective date of this Agreement to l0th November 2005 when the Reconnaissance License shall expire.

     1.3 The Recitals form part of this Agreement and shall have the same force and effect as if set out in this Agreement.

     1.3 Unless otherwise specified, words importing the singular include the plural, words importing any gender include every gender, and words importing persons include bodies corporate and unincorporated, and (in each case) vice versa.

     1.4 The headings are inserted for convenience only and shall not affect the construction of this Agreement.

2.   Consideration

     In consideration of the Assignee paying to the Assignor the sum of three hundred thousand United States dollars (US$300,000.00) (receipt of which the Assignor hereby acknowledges) the Assignor hereby ASSIGNS to the Assignee, the sole and exclusive right to the residue of the Assignor's


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     legal and beneficial interest in the Reconnaissance License and Licensed
     Area.

WARRANTIES

Government Consent

3. The Assignor warrants that it has obtained the consent of the Government of the Republic of Ghana to assign the residue of the term of the Reconnaissance Licence to the Assignee.

4.   Extension

     4.1 The Assignor warrants that it has applied to the Government of Ghana for an extension of the term of the Reconnaissance Licence in accordance with clause 13 of the License Agreement dated 11th November 2004 under which it was granted the License to reconnoiter for minerals in the Licensed Area and has obtained confirmation from the Government of the Republic of Ghana that it shall renew the Reconnaissance Licence when it expires.

     4.2 The Assignor warrants that it shall make available all relevant information and other support that might be required by the Assignee or the Government of the Republic of Ghana for the purposes of extending the term of the Reconnaissance License.

     4.3 The Assignor warrants that it shall provide to the Assignee on the effective date of this Agreement:

          (i) all assay, testing, drilling, sampling, geological information or any other information relating to the Reconnaissance License and the Licensed Area in its possession; and

          (ii) the name and addresses of the person who provided the reconnaissance estimates in the License Agreement referred to in clause 4.1 of this Agreement.

5.   Full powers

     The parties warrant to each other that they have the full authority and consents of their respective Board of Directors to enter into this Agreement.

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6.   Future Observance of License Agreement

     The Assignee agrees to be bound by and covenants to perform and observe the terms and conditions of the License Agreement dated 11th November 2004, between the Assignor and the Government of the Republic of Ghana.

7.   Further Assurance

     The Assignor shall from time to time and upon the request of the Assignee, provide any additional documents and/or do any other act or things which may reasonably be required to obtain the extension of the Reconnaissance License.

8.   Entire Understanding

     This Agreement constitutes the whole agreement or understanding between the Parties and shall supercede all promises, representations, warranties, undertakings, statements, whether written or oral made by or on behalf of one Party to the other of any nature whatsoever prior to the effective date of this Agreement.

9.   Waiver

     The failure of any Party to this Agreement at any time or times to require performance of any provision of this Agreement shall in no manner affect the right to enforce the same; and no waiver by any party to this Agreement of any provision (or breach of any provision) of this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed or construed either as a further or continuing waiver of any such provision or breach or as a waiver of any provision (or of a breach of any other provision) of this Agreement.

10.  Force Majeure

     None of the Parties shall have any liability to any of the Parties for any such failure or delay in the performance hereunder if such failure or delay arises out of causes occurring without its fault or negligence (except financial) reasonably beyond its control, or by force majeure such as explosion, earth quake, fire, flood or other natural disaster or government

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     action that prevents performance. In the event of such delay or non-performance continuing for a continuous period of 90 days but not otherwise the other Party may by notice in writing terminate this Agreement forthwith.

11.  Non-Assignment

     11.1 None of the Parties hereto shall without the consent in writing of the other Party assign, transfer, alienate, or encumber in any way its rights and/or delegate its obligation under this Agreement, or this Agreement itself or any part thereof.

     11.2 Any purported assignment, transfer, alienation, encumbering or delegation in violation of clause 11.1 hereof shall be null and void.

12.  Commencement

     This Agreement shall come into effect on the Effective Date.

13.  Termination and Effect

     13.1 The Assignee may terminate this Agreement;

               (a) where the Assignor fails or ceases to perform its obligations under this Agreement, seven (7) days after the Assignee has served notice on the Assignor of its failure or cessation to perform its obligations and the Assignor refuses or fails to perform its obligations;

               (b) the Government of the Republic of Ghana does not extend the Reconnaissance License in favour of the Assignee.

     13.2 Without prejudice to clause 13.1, either Party may, by giving 30 day's written notice, terminate this Agreement if the other;

          (a)  becomes bankrupt;

          (b)  has a receiving order made against it; or

          (c) makes any arrangement with its creditors generally or takes or suffers any similar action as a result of a debt.

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     13.3 Where this Agreement is terminated where, the Government of the
          Republic of Ghana does not extend the Reconnaissance License in favour of the Assignee, the Assignor shall pay to the Assignee two hundred thousand US dollars (US $200,000.00) as compensation for the non-extension.

     13.4 The termination of this Agreement shall not in any way operate to impair or to destroy any of the rights or remedies of any Party, or to relieve any Party of its obligations to comply with any of the provisions of this Agreement, to the extent that those rights, remedies or obligations shall have accrued prior to the effective date of termination.

14.  Notices

     14.1 Every notice required or contemplated by this Agreement shall be given in writing and:

          (a)  delivered by hand, effective when received, or

          (b) sent by prepaid courier services, registered or certified mail effective on the day it is officially recorded as delivered by return receipt or equivalent, or

          (c) sent by facsimile effective on the business day after the date of dispatch where business day means a day on which the banks are open in the location to which the notice is sent and the times are those in that location, or

          (d) sent by electronic mail, effective when acknowledged by the answer back of the addressee's electronic mail system.

In the case of Good Ground Ghana Limited

To:       Hon. Alex Adjel

Address:  C/O P.O Box 12396, Accra-North

E-mail:   [ ]

Telephone:0244-020884, 020- 820884, 021-305770

Fax:      021-236999

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                                                                  Execution Copy

In the case of Haber Mining Ghana Limited

To:       Prof. Edward Solomon Ayensu

Address: No. 1, 4th Circular Close, SSNIT Estates, Cantonments Accra P.O. Box KIA 16525, Accra Ghana.

E-mail:   eayensu@ghana.com
          -----------------
Telephone:( 233-21) 778677

Fax:      (233-21) 761315-6

     14.2 A notice sent by facsimile or electronic mail should be confirmed by letter sent by prepaid courier service, registered or certified mail and where documentary evidence exists that a confirmatory letter was dispatched non receipt of that letter does not Invalidate the notice sent by facsimile or electronic mail.

     14.3 In each case the notice is to be addressed to the Party to whom it is intended at its last known address as stated herein, (which includes an electronic mail address, and/or facsimile number) or at such other address as the intended recipient shall have designated by written notice.

15.  Severability

     Where possible, each provision and every part of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision or part of this Agreement shall be invalid or prohibited under the applicable law, such provision shall be ineffective only to the extent of such prohibition in such jurisdiction and shall not affect the remainder of any such provision or where part of this Agreement are adjudged by a court or arbitrator to be invalid or unenforceable, the parties agree that the court or arbitrator making such determination of invalidity or unenforceability shall have the power to adjust the terms of this Agreement to make this Agreement valid and enforceable as nearly as possible to the original intent of the parties.

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16.  Successors Bound

     This Agreement shall be binding on and shall enure for the benefit of the successors and assigns and personal representatives (as the case may be) of each of the parties hereto.

17.  Continuing Agreement

     All the provisions of this Agreement shall so far as they are capable of being performed and observed continue in full force and effect notwithstanding Completion except in respect of those matters then already performed.

18.  Good Faith

     Each of the Parties hereto undertakes with each of the others to do all things reasonably within its power, which are necessary or desirable to give effect to the spirit and intent of this Agreement.

19.  Time of the Essence

     Any date or period mentioned in this Agreement may be extended by agreement between the Parties hereto failing which, as regards any such date or period, time shall be of the essence of this Agreement.

20.  Arbitration

     In the event of any misunderstanding or dispute between the Parties hereto such dispute shall be settled through negotiations but where this fails within a reasonable time the matter shall be referred to arbitration in accordance with the provisions of the Arbitrations Act, 1961(Act 38) of the Republic of Ghana. The arbitral proceedings will be governed by the Rules of the Ghana Arbitration Centre in force at the time of arbitration.

21.  Supremacy of Minerals and Mining Law

     21.1 This agreement shall be subject to the Minerals and Mining Law 1986, (PNDC Law 153) as amended or any subsequent replacement thereof.

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     21.2 This Agreement shall be governed by and construed in accordance with the Laws of the Republic of Ghana and the right and duties of the parties shall be in accordance with the Laws of the Republic of Ghana.

IN WITNESS whereof the parties hereto have set their names, hands and seals on the day and year above first written.

SIGNED for and on behalf of the Assignor, Good Ground Ghana Limited by its Lawful Attorney



/s/: Alex Adjei
---------------
Name: Alex Adjei
Designation: Lawful Attorney



In the presence of:



/s/ Joseph Boatene
------------------
WITNESS

Name: Joseph Boatene

Occupation: GEOCOGOT
Address:  BOX 12242
          ACCRA - N0RTH

SIGNED for and on behalf of the Assignee, Haber Mining Ghana Limited by



/s/ Edward Solomon Ayensu
-------------------------
Name: Prof. Edward Solomon Ayensu

Designation: Chairman of the Board of Directors

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                                                                  Execution Copy

In the presence of:



/s/ Daniel Akuffo
-----------------
WITNESS


Name:       Daniel Akuffo
Occupation: Office Manager
Address:    E.S.A. Associates
            P.O. BOX 16525
            Kia ACCRA




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                                    SCHEDULE

     ALL THAT piece or parcel of land containing an approximate total area of
598.79 square kilometers lying to the:

                                    AREA "E"
                                    --------

North of Latitudes 6(degree) 35' 00" and 6(degree) 32' 52"; South of Latitudes 6(degree) 38' 15", 6(degree) 37' 20", 6(degree) 37' 08", 6(degree) 37' 30",
6(degree) 36' 15", 6(degree) 36' 17" and 6(degree) 37' 02"; East of Longitudes 2(degree) 40' 45", 2(degree) 40' 52", 2(degree) 41' 40", 2(degree) 41' 38",
2(degree) 42' 38", 2(degree) 42' 20", 2(degree) 42' 00", 2(degree) 39' 42" and
2(degree) 38' 30"; West of Longitudes 2(degree) 37' 50" and 2(degree) 40' 00".

                                    AREA "D"
                                    --------

North of Latitude 6(degree) 36' 50" , 6(degree) 39' 10", 6(degree) 40' 05" and 6(degree) 41' 16"; South of Latitudes 6(degree) 45' 35", 6(degree) 45' 00", 6(degree) 39' 45" and 6(degree) 39' 25".

                                    AREA "F"
                                    --------

North of Latitudes 6(degree) 15' 00", 6(degree) 15' 18", 6(degree) 15' 48", 6(degree) 21' 00", 6(degree) 21' 30", 6(degree) 22' 54", 6(degree) 20' 58",
6(degree) 20' 59", 6(degree) 19' 30", 6(degree) 23' 09", 6(degree) 23' 40", and
6(degree) 22' 15"; South of Latitudes 6(degree) 30' 00", 6(degree) 28' 45", 6(degree) 30' 00", 6(degree) 25' 00", 6(degree) 29' 25", 6(degree) 26' 55",
6(degree) 25' 40" and 6(degree) 30' 00"; East of Longitudes 2(degree) 30' 05", 2(degree) 33' 20", 2(degree) 35' 00", 2(degree) 31' 58", 2(degree) 31' 00",
2(degree) 40' 07", 2(degree) 39' 00", 2(degree) 41' 35", 2(degree) 32' 50";
West of Longitudes 2(degree) 32' 40", 2(degree) 38' 08", 2(degree) 25' 00", 2(degree) 25' 30", 2(degree) 25' 48" 2(degree) 36' 15" and 2(degree) 37' 10"
in the Asunafo, Sefwi Wiawso and Juabeso-Bia Districts of the Brong Ahafo and Western regions of the Republic of Ghana which pieces or parcels of land are more particularly delineated on the Plan annexed to this Agreement for the purposes of identification and not of limitation.


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